UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Financial Results for the Quarter and Fiscal Year Ended December 28, 2007

Marriott International, Inc. (“Marriott”) today issued a press release reporting financial results for the quarter and fiscal year ended December 28, 2007.

A copy of Marriott’s press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 9.01.    Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this report:

Exhibit 99	–	Press release issued on February 14, 2008, reporting financial results for the quarter and fiscal year ended December 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 14, 2008	By:	/s/ Carl T. Berquist
Carl T. Berquist Executive Vice President, Financial Information and Risk Management

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated February 14, 2008, reporting financial results for the quarter and fiscal year ended December 28, 2007.

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